Exhibit 99.1

Entercom Communications Corp.

Reports Second Quarter Results

(Bala Cynwyd, Pa. August 3, 2009) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended June 30, 2009.

Second Quarter Highlights

•                  Net revenues for the quarter decreased 18% to $101.3 million and station operating expenses decreased 10% to $66.5 million

•                  Station operating income decreased 30% to $34.8 million

•                  EBITDA decreased 32% to $30.1 million

•                  Net loss per share, which included a non-cash intangible impairment charge of $67.7 million, was $1.19

•                  Adjusted net income per share decreased 34% to $0.29

•                  Free cash flow decreased 32% to $22.1 million

David J. Field, President and Chief Executive Officer stated: “Second quarter results improved modestly from first quarter as business conditions remained weak, but stabilized and strengthened slightly off of their lows.  We continue to make progress towards our goals of emerging from the recession with enhanced capabilities, a stronger competitive position and an improved business model.  Over the past twelve months, we have trimmed our debt by well over $100 million, significantly reduced operating expenses, grown our broadcasting, streaming and website audience ratings, and added new products and programs to increase our value to our customers.  And as the economy recovers, we believe radio is well-positioned for revenue growth based on strong audience listening trends and the medium’s outstanding value proposition to customers.”

Additional Second Quarter Information

As a result of the Company’s annual review of its intangible assets and goodwill, the Company recorded a non-cash intangible impairment charge of $67.7 million during the quarter which applied to nearly all of the Company’s markets. This impairment reflects an adjustment to the valuation of the Company’s intangible assets due to the continued difficult advertising environment and the depressed stock prices and valuations of public media companies.

During the quarter, the Company reduced its outstanding net debt by $20.3 million. As of June 30, 2009, the Company had $17.9 million in cash and cash equivalents, $761.2 million of Senior Debt and $44.1 million of Senior Subordinated Notes. The Company repurchased $18.4 million of its Senior Subordinated Notes during the quarter.

Entercom’s leverage ratio, as defined in its senior credit agreement, was 5.6x at the end of the period. Additional information regarding the Company’s calculation of its leverage ratio under its senior credit agreement can be found on the Company’s website: www.entercom.com.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on August 3, 2009 at 5:00 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the second quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 15 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 866-491-2915 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to station operating expenses and corporate general and administrative expenses are exclusive of non-cash compensation expense, unless stated otherwise.  All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate general and administrative expenses, non-cash compensation expense (which is otherwise included in station operating expenses), impairment loss and gain or loss on sale or disposition of assets.

EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense (income), depreciation and amortization, time brokerage agreement fees (income), non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses), impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss and income (loss) from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted Net Income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.   For purposes of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax.

Adjusted net income per share: includes any dilutive equivalent shares when not anti-dilutive.

Same station operating data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, same station net revenues, same station operating expenses, same station operating income, EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Second Quarter 2009

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
STATEMENTS OF OPERATIONS

Net Revenues	$101,300	$123,780	$176,671	$219,170

Station Operating Expenses (Excluding Non-Cash Compensation Expense)	66,492	73,795	124,971	137,502
Station Operating Expenses - Non-Cash Compensation Expense	672	730	762	1,113
Corporate G & A Expenses (Excluding Non-Cash Compensation Expense)	4,662	5,605	8,647	10,750
Corporate G & A Expenses - Non-Cash Compensation Expense	1,235	1,415	2,937	4,605
Depreciation And Amortization	4,224	5,533	8,540	11,535
Impairment Loss	67,676	184,587	67,676	184,587
Net Time Brokerage Agreement Income	—	(45)	(2)	(143)
Net (Gain) Loss On Sale Or Disposition of Assets	(7)	22	—	(9,999)
Total Operating Expenses	144,954	271,642	213,531	339,950
Operating Loss	(43,654)	(147,862)	(36,860)	(120,780)

Other Expense (Income) Items:
Interest Expense	7,859	10,846	15,972	24,410
Net Gain On Early Extinguishment Of Debt	(8,373)	(615)	(16,128)	(2,384)
Interest And Dividend Income	(9)	(188)	(17)	(267)
Other Income	—	(3,256)	(380)	(3,256)
Net Gain On Derivative Instruments	—	—		(34)
Net Loss On Investments	—	135		211
Total Other Expense (Income)	(523)	6,922	(553)	18,680

Loss From Continuing Operations Before Income Taxes (Benefit)	(43,131)	(154,784)	(36,307)	(139,460)
Income Taxes (Benefit)	(1,218)	(58,491)	270	(52,336)
Loss From Continuing Operations	(41,913)	(96,293)	(36,577)	(87,124)
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(33)	—	(3,977)
Net Loss	$(41,913)	$(96,326)	$(36,577)	$(91,101)

Net Loss Per Share - Basic And Diluted
Loss From Continuing Operations	$(1.19)	$(2.60)	$(1.03)	$(2.34)
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	—	—	(0.10)
Net Loss Per Share - Basic And Diluted	$(1.19)	$(2.60)	$(1.03)	$(2.44)

Weighted Common Shares Outstanding - Basic And Diluted	35,290	36,966	35,343	37,305

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$417	$1,471	$1,240	$4,498
Income Taxes Paid	$119	$21	$192	$22

SELECTED BALANCE SHEET DATA

	June 30,
	2009	2008

Cash And Cash Equivalents	17,915	5,506
Working Capital	5,567	76,194
Total Assets	932,199	1,698,805
Senior Debt	761,185	811,208
7.625% Senior Subordinated Notes	44,056	108,254
Total Shareholders’ Equity	67,993	546,148

OTHER FINANCIAL DATA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Dividends Paid Per Common Share	$—	$0.10	$—	$0.48

Reconciliation Of GAAP Station Operating Expenses To Station Operating Expenses
Excluding Non-Cash Compensation Expense
Station Operating Expenses	$67,164	$74,525	$125,733	$138,615
Non-Cash Compensation Expense Included In Station Operating Expense	(672)	(730)	(762)	(1,113)
Station Operating Expenses Excluding Non-Cash Compensation Expense	66,492	73,795	124,971	137,502

Reconciliation Of GAAP Operating Loss To Station Operating Income
Operating Loss	$(43,654)	$(147,862)	$(36,860)	$(120,780)
Corporate G & A Expenses (Excluding Non-Cash Compensation Expense)	4,662	5,605	8,647	10,750
Corporate G & A Expenses - Non-Cash Compensation Expense	1,235	1,415	2,937	4,605
Station Operating Expenses - Non-Cash Compensation Expense	672	730	762	1,113
Depreciation And Amortization	4,224	5,533	8,540	11,535
Impairment Loss	67,676	184,587	67,676	184,587
Net Time Brokerage Agreement Income	—	(45)	(2)	(143)
Net (Gain) Loss On Sale Or Disposition of Assets	(7)	22	—	(9,999)
Station Operating Income	34,808	49,985	51,700	81,668

Reconciliation Of GAAP Loss From Continuing Operations To EBITDA:
Loss From Continuing Operations	$(41,913)	$(96,293)	$(36,577)	$(87,124)
Income Taxes (Benefit)	(1,218)	(58,491)	270	(52,336)
Total Other Expense (Income)	(523)	6,922	(553)	18,680
Corporate G & A Expenses - Non-Cash Compensation Expense	1,235	1,415	2,937	4,605
Station Operating Expenses - Non-Cash Compensation Expense	672	730	762	1,113
Depreciation And Amortization	4,224	5,533	8,540	11,535
Impairment Loss	67,676	184,587	67,676	184,587
Net Time Brokerage Agreement Income	—	(45)	(2)	(143)
Net (Gain) Loss On Sale Or Disposition of Assets	(7)	22	—	(9,999)
EBITDA	$30,146	$44,380	$43,053	$70,918

Reconciliation Of GAAP Loss From Continuing Operations To Free Cash Flow:
Loss From Continuing Operations	$(41,913)	$(96,293)	$(36,577)	$(87,124)
Depreciation And Amortization	4,224	5,533	8,540	11,535
Impairment Loss	67,676	184,587	67,676	184,587
Deferred Financing Costs Included In Interest Expense	382	414	776	842
Non-Cash Compensation Expense	1,907	2,145	3,699	5,718
Net (Gain) Loss On Sale Or Disposition Of Assets	(7)	22	—	(9,999)
Net Gain On Derivative Instruments	—	—	—	(34)
Net Loss On Investments	—	135	—	211
Net Gain On Early Extinguishment Of Debt	(8,373)	(615)	(16,128)	(2,384)
Other Income	—	(3,256)	(380)	(3,256)
Income Taxes (Benefit)	(1,218)	(58,491)	270	(52,336)
Capital Expenditures	(417)	(1,471)	(1,240)	(4,498)
Income Taxes Paid	(119)	(21)	(192)	(22)
Loss From Discontinued Operations, Before Income Tax Benefit, D &A Expense And Impairment Loss	—	(53)	—	(37)
Free Cash Flow	$22,142	$32,636	$26,444	$43,203

Reconciliation Of GAAP Operating Loss To Free Cash Flow:
Operating Loss	$(43,654)	$(147,862)	$(36,860)	$(120,780)
Depreciation and Amortization	4,224	5,533	8,540	11,535
Impairment Loss	67,676	184,587	67,676	184,587
Non-Cash Compensation Expense	1,907	2,145	3,699	5,718
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(7,468)	(10,244)	(15,179)	(23,301)
Capital Expenditures	(417)	(1,471)	(1,240)	(4,498)
Net (Gain) Loss On Sale Or Disposition Of Assets	(7)	22	—	(9,999)
Income Taxes Paid	(119)	(21)	(192)	(22)
Loss From Discontinued Operations, Before Income Tax Benefit, D &A Expense And Impairment Loss	—	(53)	—	(37)
Free Cash Flow	$22,142	$32,636	$26,444	$43,203

Reconciliation Of GAAP Net Loss To Adjusted Net Income
Net Loss	$(41,913)	$(96,326)	$(36,577)	$(91,101)
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(33)	—	(3,977)
Income Taxes (Benefit)	(1,218)	(58,491)	270	(52,336)
Loss From Continuing Operations Before Income Taxes (Benefit)	(43,131)	(154,784)	(36,307)	(139,460)
Net (Gain) Loss on Sale Or Disposal Of Assets	(7)	22	—	(9,999)
Net Gain On Derivative Instruments	—	—	—	(34)
Impairment Loss	67,676	184,587	67,676	184,587
Net Loss On Investments	—	135	—	211
Net Gain On Extinguishment Of Debt	(8,373)	(615)	(16,128)	(2,384)
Other Income	—	(3,256)	(380)	(3,256)
Non-Cash Compensation Expense	1,907	2,145	3,699	5,718
Adjusted Income Before Income Taxes	18,072	28,234	18,560	35,383
Income Taxes	7,590	11,858	7,795	14,861
Adjusted Net Income	$10,482	$16,376	$10,765	$20,522

Weighted Common Shares Outstanding - Diluted, As Reported	35,290	36,966	35,343	37,305
Weighted Common Shares Outstanding - Dilutive Adjustment Required As Not Anti-Dilutive	417	7	230	51
Weighted Common Shares Outstanding - Diluted	35,707	36,973	35,573	37,356

Adjusted Net Income Per Share - Diluted	$0.29	$0.44	$0.30	$0.55

PRIOR YEAR’S DATA

Third Quarter 2008

Three Months
Ended
September 30, 2008

Net Revenues	$115,555

Reconciliation Of GAAP Station Operating Expenses:
Station Operating Expenses	$72,080
Non-Cash Compensation Expense Included In Station Operating Expenses	(739)
Station Operating Expenses Excluding Non-Cash Compensation Expense	$71,341